Exhibit 99.1

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

OCTOBER 28, 2012

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF		AS REPORTED
		RIVERBOAT		WITH
		CORPORATION OF		PRO FORMA
	AS REPORTED	MISSISSIPPI		ADJUSTMENTS
ASSETS
Current assets:
Cash and cash equivalents	$75,479	$33,016	(a)	$108,495
Marketable securities	24,277			24,277
Accounts receivable, net	8,007			8,007
Income tax receivable	4,723			4,723
Deferred income taxes	615			615
Prepaid expenses and other assets	28,550			28,550
Assets held for sale	45,557	(45,557	)(b)	—
Total current assets	187,208	(12,541)		174,667
Property and equipment, net	1,009,406			1,009,406
Other assets:
Goodwill	330,903			330,903
Other intangible assets, net	61,167			61,167
Deferred financing costs, net	18,246			18,246
Restricted cash	12,916			12,916
Prepaid deposits and other	7,469			7,469
Total assets	$1,627,315	$(12,541)		$1,614,774
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	5,406			$5,406
Accounts payable	33,282			33,282
Accrued liabilities:
Payroll and related	37,043			37,043
Property and other taxes	25,168			25,168
Interest	14,099			14,099
Progressive jackpots and slot club awards	15,136			15,136
Liabilities related to assets held for sale	8,041	(8,041	)(c)	—
Other	40,777	(4,500	)(d)	36,277
Total current liabilities	178,952	(12,541)		166,411
Long-term debt, less current maturities	1,177,065			1,177,065
Deferred income taxes	35,804			35,804
Other accrued liabilities	32,162			32,162
Other long-term liabilities	16,489			16,489
Stockholders’ equity:
Preferred stock	—			—
Common stock	421			421
Class B common stock	—			—
Additional paid-in capital	244,656			244,656
Retained earnings	(26,650)			(26,650)
Accumulated other comprehensive loss	(544)			(544)
	217,883	—		217,883
Treasury stock	(31,040)			(31,040)
Total stockholders’ equity	186,843	—		186,843
Total liabilities and stockholders’ equity	$1,627,315	$(12,541)		$1,614,774

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED OCTOBER 28, 2012

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF	AS REPORTED
		RIVERBOAT	WITH
		CORPORATION OF	PRO FORMA
	AS REPORTED	MISSISSIPPI (a)	ADJUSTMENTS
Revenues:
Casino	$484,917		$484,917
Rooms	16,958		16,958
Food, beverage, pari-mutuel and other	63,243		63,243
Gross revenues	565,118	—	565,118
Less promotional allowances	(106,088)		(106,088)
Net revenues	459,030	—	459,030
Operating expenses:
Casino	75,298		75,298
Gaming taxes	120,247		120,247
Rooms	3,554		3,554
Food, beverage, pari-mutuel and other	19,321		19,321
Marine and facilities	27,588		27,588
Marketing and administrative	114,420		114,420
Corporate and development	19,250		19,250
Preopening expense	3,341		3,341
Depreciation and amortization	33,672		33,672
Total operating expenses	416,691	—	416,691
Operating income (loss):	42,339	—	42,339
Interest expense	(42,416)		(42,416)
Interest income	306		306
Derivative income	310		310
Income from continuing operations before income taxes	539	—	539
Income tax (provision)	(136)	—	(136)
Income from continuing operations	$403	$—	$403

Income per common share-basic and dilutive from continuing operations	$0.01	$—	$0.01

Weighted average basic shares	39,177,208		39,177,208
Weighted average diluted shares	39,192,075		39,192,075

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 29, 2012

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF	AS REPORTED
		RIVERBOAT	WITH
		CORPORATION OF	PRO FORMA
	AS REPORTED	MISSISSIPPI (a)	ADJUSTMENTS
Revenues:
Casino	$1,006,523		$1,006,523
Rooms	32,438		32,438
Food, beverage, pari-mutuel and other	128,560		128,560
Insurance recoveries	9,637		9,637
Gross revenues	1,177,158	—	1,177,158
Less promotional allowances	(199,787)		(199,787)
Net revenues	977,371	—	977,371
Operating expenses:
Casino	153,743		153,743
Gaming taxes	251,780		251,780
Rooms	7,027		7,027
Food, beverage, pari-mutuel and other	41,281		41,281
Marine and facilities	57,225		57,225
Marketing and administrative	234,470		234,470
Corporate and development	40,248		40,248
Valuation charges	30,549		30,549
Preopening expense	615		615
Depreciation and amortization	76,050		76,050
Total operating expenses	892,988	—	892,988
Operating income (loss):	84,383	—	84,383
Interest expense	(87,905)		(87,905)
Interest income	819		819
Derivative income	439		439
(Loss) from continuing operations before income taxes	(2,264)	—	(2,264)
Income tax (provision)	(15,119)	—	(15,119)
(Loss) from continuing operations	$(17,383)	$—	$(17,383)

(Loss) per common share-basic and dilutive from continuing operations	$(0.45)	$—	$(0.45)

Weighted average basic shares	38,753,098		38,753,098
Weighted average diluted shares	38,753,098		38,753,098

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 24, 2011

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF	AS REPORTED
		RIVERBOAT	WITH
		CORPORATION OF	PRO FORMA
	AS REPORTED	MISSISSIPPI (a)	ADJUSTMENTS
Revenues:
Casino	$968,423		$968,423
Rooms	32,144		32,144
Food, beverage, pari-mutuel and other	121,955		121,955
Gross revenues	1,122,522	—	1,122,522
Less promotional allowances	(185,861)		(185,861)
Net revenues	936,661	—	936,661
Operating expenses:
Casino	142,642		142,642
Gaming taxes	242,949		242,949
Rooms	7,290		7,290
Food, beverage, pari-mutuel and other	40,559		40,559
Marine and facilities	55,211		55,211
Marketing and administrative	225,757		225,757
Corporate and development	42,709		42,709
Depreciation and amortization	77,613		77,613
Total operating expenses	834,730	—	834,730
Operating income (loss):	101,931	—	101,931
Interest expense	(91,935)		(91,935)
Interest income	1,903		1,903
Derivative expense	(1,214)		(1,214)
Income from continuing operations before income taxes	10,685	—	10,685
Income tax (provision)	(6,950)	—	(6,950)
Income from continuing operations	$3,735	$—	$3,735

Income per common share - basic and dilutive from continuing operations	$0.11	$—	$0.11

Weighted average basic shares	34,066,159		34,066,159
Weighted average diluted shares	34,174,717		34,174,717

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 25, 2010

(In thousands, except share and  per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF	AS REPORTED
		RIVERBOAT	WITH
		CORPORATION OF	PRO FORMA
	AS REPORTED	MISSISSIPPI (a)	ADJUSTMENTS
Revenues:
Casino	$943,234		$943,234
Rooms	33,548		33,548
Food, beverage, pari-mutuel and other	122,200		122,200
Gross revenues	1,098,982	—	1,098,982
Less promotional allowances	(171,747)		(171,747)
Net revenues	927,235	—	927,235
Operating expenses:
Casino	137,305		137,305
Gaming taxes	254,718		254,718
Rooms	7,960		7,960
Food, beverage, pari-mutuel and other	40,088		40,088
Marine and facilities	55,559		55,559
Marketing and administrative	223,778		223,778
Corporate and development	46,750		46,750
Expense recoveries	(6,762)		(6,762)
Depreciation and amortization	95,478		95,478
Total operating expenses	854,874	—	854,874
Operating income (loss):	72,361	—	72,361
Interest expense	(75,434)		(75,434)
Interest income	1,814		1,814
Derivative expense	(370)		(370)
Income from continuing operations before income taxes	(1,629)	—	(1,629)
Income tax (provision)	6,609	—	6,609
Income from continuing operations	$4,980	$—	$4,980

Income per common share-basic and dilutive from continuing operations	$0.15	$—	$0.15

Weighted average basic shares	32,245,769		32,245,769
Weighted average diluted shares	32,362,280		32,362,280

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of the Company include adjustments to the Company’s historical financial statements to reflect the disposition of its Biloxi, Mississippi casino operations under its subsidiary, Riverboat Corporation of Mississippi.

The historical financial information of the company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 29, 2012 and its Quarterly Report on From 10-Q for the quarter ended October 28, 2012.  The unaudited pro forma balance sheet was prepared as if the disposition occurred as of October 28, 2012.  The unaudited pro forma consolidated statements of operations for the fiscal years ended April 29, 2012, April 24, 2011 and April 25, 2010, and the six months ended October 28, 2012, were prepared as if the disposition of Riverboat Corporation of Mississippi occurred as the 1st day of each presented period.  The pro forma adjustments are based on factually supportable available information.

The unaudited pro forma statements presented do not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

2.              Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet

(a)         Increase in cash reflects estimated cash proceeds upon completion of Riverboat Corporation of Mississippi, net of cash remaining with the disposed subsidiary.

(b)         Represents assets held for sale of Riverboat Corporation of Mississippi sold to the Buyer under the terms of the purchase agreement.

(c)          Represents liabilities related to assets held for sale of Riverboat Corporation of Mississippi assumed by the Buyer under the terms of the purchase agreement.

(d)         Application of purchase price deposit.

3.              Adjustments to Unaudited Pro Forma Consolidated Statement of Operations

(a)         The Company’s historical financial statements, as filed on Form 10-K and Form 10-Q, presented the operating results for Riverboat Corporation of Mississippi as discontinued operations. No preform adjustments are necessary to present income (loss) from continuing operations on a pro forma basis.